Exhibit 10.26

                      AMENDMENT NO. 1 TO SECURITY AGREEMENT

      This Amendment No. 1 to Security Agreement (this "Amendment") is made and entered into as of October 8, 2003, by and between Safety Components International, Inc. ("Grantor") and KeyCorp Leasing, a division of Key Corporate Capital Inc. ("KCL"). Capitalized terms used but not defined herein shall have the meanings provided in the Agreement (as defined below).

                                    RECITALS:

      WHEREAS, Grantor and KCL have previously entered into that certain Security Agreement dated July 10, 1998 (the "Agreement") in connection with that certain Master Equipment Lease Agreement dated as of July 10, 1998;

      WHEREAS, Grantor and KCL desire to amend the Agreement to reflect the understanding of the parties as to the Collateral (as defined below) in which Grantor has granted a security interest to KCL;

      NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, agree to amend the Agreement as follows:

      1. Section 2 of the Agreement shall be deleted in its entirety and the following inserted in place thereof:

            "(2) Grant of Security Interests. Grantor hereby grants to KCL a security interest in all of Grantor's right, title and interest in and to the equipment identified on Schedule 1 attached hereto (the "Collateral").

      2. The clause "and all of Grantor's existing and future obligations owed to KeyBank," in Section 3 shall be deleted in its entirety.

      3. The second sentence of Section 5.1 shall be amended by deleting the phrase "subject only to the lien of KeyBank."

      4. Section 8.2 shall be amended by deleting the phrase "and the security interest in favor of KeyBank."

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      5. On and after the date hereof, each reference in the Agreement to "this
Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment.

      6. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same agreement. This Amendment shall become effective upon the execution of a counterpart by the parties named on the signature page hereto.

                      [Signatures Appear on Following Page]


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      IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first written above.


                                    GRANTOR:

                                    SAFETY COMPONENTS
                                    INTERNATIONAL, INC.


                                      /s/ Richard Vick Crowley
                                    -----------------------------------
                                    Richard Vick Crowley
                                    Treasurer


                                    SECURED PARTY:

                                    KEYCORP LEASING, A
                                    DIVISION OF KEY
                                    CORPORATE CAPITAL INC.


                                      /s/ Leslie A. Jones
                                    -----------------------------------
                                    Name: Leslie A. Jones
                                    Title: Vice President


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